PLAN INVESTMENT FUND, INC.
SUPPLEMENT DATED APRIL 16, 2009
TO THE PROSPECTUS DATED APRIL 29, 2008
     As previously disclosed, Plan Investment Fund, Inc. (the “Fund”) filed a Guarantee Agreement (the “Guarantee Agreement”) with the United States Department of the Treasury (the “Treasury”), relating to its Government/REPO Portfolio (the “Government/REPO Portfolio”) and its Money Market Portfolio (the “Money Market Portfolio,” and with the Government/REPO Portfolio, the “Portfolios”), to participate in the Treasury’s Temporary Guarantee Program (the “Program”) for money market funds. On October 21, 2008, the Treasury advised the Fund of its acceptance for participation in the Program. Under the Program, subject to certain conditions and limitations, the Treasury will guarantee the price of the shares of a participating money market fund held by shareholders as of September 19, 2008 at $1.00 per share, if the net asset value per share of such money market fund falls below $0.995 and such fund liquidates. The Program was in effect for an initial three month term expiring on December 18, 2008. On November 24, 2008 the Treasury announced an extension of the Program for the period from December 19, 2008 through April 30, 2009 (the “First Program Extension”). The Fund participated in the First Program Extension with respect to each of the Portfolios.
     On March 31, 2009, the Treasury announced the extension of the Program for the period from May 1, 2009 through September 18, 2009 (the “Second Program Extension”). The Program is scheduled to expire on September 18, 2009 and the Treasury is not authorized to extend the Program beyond such date.
     The Fund has determined to participate in the Second Program Extension with respect to the Money Market Portfolio, but not with respect to the Government/REPO Portfolio.
     The reasons for the Fund’s decision not to participate in the Second Program Extension with respect to the Government/REPO Portfolio include the high cost of such participation, taking into consideration the low current yield of the Government/REPO Portfolio, as well as the nature and average maturity of the investments in this Portfolio. In order to participate in the Second Program Extension, a payment in the amount of approximately $114,000 would be required with respect to the Government/REPO Portfolio, representing .015% of such Portfolio’s Fund Designated Asset Base (as defined in the Guarantee Agreement) as of September 19, 2008. Investments in the Government/REPO Portfolio are limited to obligations issued or guaranteed by the U.S. Government, Federal agencies and government sponsored corporations, and repurchase agreements with major banks and dealer firms which are secured by U.S. Government, Federal agency or government sponsored corporation securities. The Government/REPO Portfolio will only purchase securities which are determined by BlackRock Institutional Management Corporation, the Fund’s investment adviser, to present minimal credit risks. The dollar-weighted average maturity of this Portfolio will not exceed seven days.
     The Fund has submitted an extension notice to the Treasury with respect to the Money Market Portfolio and made the required payment in the amount of approximately $185,000. The Money Market Portfolio is bearing this expense without regard to any expense limitation currently in effect for such Portfolio.
     Please see the Supplement dated October 10, 2008 to the Fund’s Prospectus dated April 29, 2008 for information relating to the Program. For additional information about the Program, please visit the Treasury’s website at http://www.ustreas.gov.
This Supplement should be retained with your Prospectus
for future reference.